                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                           OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 Not Applicable


                         NATIONAL HEALTH INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


    Maryland                         33-41863                      62-1470956
 --------------                     ----------                   ---------------
(State or other                    (Commission                  (I.R.S. Employer
jurisdiction of                    File Number)                  Identification
incorporation)                                                       Number)

     100 Vine Street, Suite 1400, City Center, Murfreesboro, Tennessee 37130
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (615) 890-9100
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
               --------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

     ---------------------------------------------------------------------

                             Exhibit Index on Page 3




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ITEM 5.  OTHER EVENTS.

     Attached as an exhibit hereto is the form of the Underwriting Agreement between the registrant and Smith Barney Inc. relating to the offering of $100,000,000 principal amount of 7.30% Notes due 2007.

     Attached as an exhibit hereto is the form of the Second Supplemental Indenture between the registrant and SunTrust Bank, Nashville, N.A. relating to the offering of $100,000,000 principal amount of 7.30% Notes due 2007.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NATIONAL HEALTH INVESTORS, INC.



                                         By:     /s/ Richard F.  LaRoche, Jr.
                                                 ----------------------------
                                         Name:   Richard F. LaRoche, Jr.
                                         Title:  Vice President


Date:   June 27, 1997



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                                  Exhibit Index


Exhibit No.
-----------

   1.1 Form of Underwriting Agreement between National Health Investors, Inc. and Smith Barney Inc.

   4.1 Form of Second Supplemental Indenture between National Health Investors, Inc. and SunTrust Bank, Nashville, N.A. (Incorporated by reference to Exhibit 3 to the Company's Registration Statement on Form 8-A filed June 27, 1997).